EXHIBIT 31.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
              SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis E. Silverman, certify that:

1.    I have reviewed this Form 10-K/A No. 2 of Quality Systems, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


                                         By: /s/ LOUIS E. SILVERMAN
                                         --------------------------
Date: August 19, 2005                    Louis E. Silverman,
                                         President and Chief Executive Officer